                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       INTEGRA LIFESCIENCES CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

[LOGO]                 INTEGRA LIFESCIENCES CORPORATION



--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

TIME                               9:15 a.m. on Monday, May 19, 1997

PLACE                              Princeton Marriott Forrestal Village
                                   201 Village Boulevard
                                   Princeton, New Jersey 08540

ITEMS OF BUSINESS                  1.     To elect seven directors to hold office as specified in the proxy statement.

                                   2.     To appoint Coopers & Lybrand L.L.P. as auditors for the Company for the current fiscal year.

                                   3.     To act upon any other matters properly coming before the meeting or any adjournment or postponement thereof.

RECORD DATE                        Holders of Common Stock of record at the close of business on March 31, 1997 are entitled to vote at the meeting and any adjournment or postponement thereof.

ANNUAL REPORT                      The 1996 Annual Report of Integra LifeSciences Corporation is being mailed simultaneously herewith. The Annual Report is not to be considered part of the proxy solicitation materials.

IMPORTANT                          In order to avoid additional soliciting expense to the Company, please MARK,
                                   SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the meeting. If you attend the meeting and wish to vote your shares in person, arrangements will be made for you to do so.

                                                              By order of the Board of Directors,

                                                              /s/ William M. Goldstein
Plainsboro, New Jersey                                        William M. Goldstein
April 16, 1997                                                Secretary

[LOGO]                 INTEGRA LIFESCIENCES CORPORATION

                                105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

     This Proxy Statement, which is being sent to stockholders on or about April 17, 1997, is furnished in connection with the solicitation of proxies by the Board of Directors of Integra LifeSciences Corporation (the 'Company') for use at the forthcoming 1997 Annual Meeting of Stockholders to be held on Monday, May 19, 1997, at 9:15 a.m. local time at the Princeton Marriott Forrestal Village, 201 Village Boulevard, Princeton, New Jersey and at any adjournment or postponement thereof.

     Only stockholders of record as of the close of business on March 31, 1997 (the 'Record Date') will be entitled to notice of and to vote at the meeting or at any adjournment or postponement thereof. On the Record Date, there were outstanding 29,630,496 shares of Common Stock, which constituted the only outstanding securities of the Company entitled to vote.

VOTING AND REVOCABILITY OF PROXIES

     Each share of Common Stock has one vote. Directors are to be elected by a plurality of the votes of the shares present, in person or by proxy, at the meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. Ratification of the appointment of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for 1997 requires the affirmative vote of the holders of a majority of the shares of the Common Stock present, in person or by proxy, at the meeting and entitled to vote. If a proxy is marked as 'Withhold Authority' or 'Abstain' on any matter, or if specific instructions are given that no vote be cast on any specific matter (a 'Specified Non-Vote'), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the meeting and entitled to vote for the purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

     Shares may be voted at the meeting in person or by proxy. All valid proxies received prior to the meeting will be voted. Unless marked to the contrary, such proxies will be voted 'FOR' the election of all directors and 'FOR' the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for 1997. If any other business is brought before the meeting, the proxies will be voted, to the extent permitted by the rules of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies. A stockholder who has given a proxy may revoke it at any time prior to such proxy being voted at the meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy.


     In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram, or otherwise. Arrangements also may be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation material to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors has nominated seven persons for election as directors whose terms will expire at the 1998 Annual Meeting of Stockholders, or when their successors are elected and qualified. The nominees are Keith Bradley, Ph.D., Richard E. Caruso, Ph.D., William M. Goldstein, Esq., Frederic V. Malek, George W. McKinney, III, Ph.D., James M. Sullivan and Edmund L. Zalinski, Ph.D, all of whom are currently directors of the Company.

     If any nominee should be unable to serve as director, an event not now anticipated, it is intended that the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of the Company.

     KEITH BRADLEY, PH.D. has been a director of the Company since 1992. He is the Professor of International Management and Director of Business Research at The Open University Business School, Milton Keynes, England, and a Director of Ockham Holdings plc, a London Stock Exchange corporation. Dr. Bradley was the founder and formerly Executive Director of the London Business School of Economics Performance Group, an interdisciplinary research institute which specializes in organizational performance. He has extensive experience as a consultant to a variety of business, government and international organizations and has published widely on management and industrial policy. Since 1978, Dr. Bradley has served as Visiting Professor at Harvard Business School, the UCLA Graduate School of Management and the Wharton School of the University of Pennsylvania. Dr. Bradley received a Diploma in Education from Culham College and a Ph.D. degree in Economics from the University of Essex. Dr. Bradley is 52 years old.

     RICHARD E. CARUSO, PH.D. has served as the Company's Chairman and Chief Executive Officer since March 1992 and as the Company's President since September 1995. From 1969 to 1992, Dr. Caruso was a principal of LFC Financial Corporation, a project finance company, where he was also a director and Executive Vice President. He has 25 years experience in finance and entrepreneurial-type ventures. Dr. Caruso is on the Board of Susquehanna University, The Baum School of Art and The Uncommon Individual Foundation (Founder). He received a B.S. degree from Susquehanna University, an M.S.B.A. degree from Bucknell University and a Ph.D. degree from the London School of Economics, University of London (United Kingdom). Dr. Caruso is also a certified public accountant. Dr. Caruso is 54 years old.

     WILLIAM M. GOLDSTEIN, ESQ. has been a director of the Company since 1992. He is a Managing Partner and Chairman of the Tax Group of the law firm of

Drinker Biddle & Reath L.L.P. Mr. Goldstein specializes in federal taxation, securities law and general corporate law. From 1978 to 1982, he was Vice Chairman of the Tax Section and Chairman of the Finance Committee of the law firm of Morgan, Lewis & Bockius. He previously held the position of Deputy Assistant Secretary for Tax Policy with the United States Department of Treasury. Mr. Goldstein is active in many legal professional organizations and has published extensively on topics related to taxation. He currently serves as a Director of National Media Corporation and of Primary Health Systems, Inc. Mr. Goldstein received an A.B. degree in Public and International Affairs from Princeton University and a J.D. degree from Harvard Law School. Mr. Goldstein is 61 years old.

     FREDERIC V. MALEK has been a director of the Company since 1992. He was appointed by President Bush as Campaign Manager of Bush-Quayle '92 in December 1991. Previously, Mr. Malek was Vice Chairman of NWA, Inc. and its principal operating unit, Northwest Airlines. He served as President of both companies from 1989 to 1990. Mr. Malek also served as co-chairman of CB Commercial Real Estate Group, a large real estate services company, from 1989 through October 1996 and serves as Chairman of Thayer Capital Partners. From 1981 through 1989, he was President of Marriott Hotels. In addition to his business career, Mr. Malek has served as an advisor to four United States Presidents, including serving as Deputy Undersecretary of the Department of Health, Education and Welfare, Deputy Director of the Office of Management and Budget and a member of the President's Domestic Council under Presidents Nixon and Ford. Mr. Malek advised President Reagan in several capacities, including as a member of the Executive Committee of the President's Council on Cost Control and as a member of the President's Commission on Private Sector Initiatives. He served President Bush as Director of the 1988 Republican Convention and as Director of the 1990 Economic Summit of Industrialized Nations with the rank of Ambassador. He serves on the board of directors of Automatic Data Processing Corp., American Management Systems, Inc., Choice Hotels, Inc., Manor Care, Inc., National Education Corp., Northwest Airlines, CB Commercial Real Estate Group, various PaineWebber Mutual Funds and FPL Group, Inc., as well as on the boards of several universities and non-profit institutions. Mr. Malek received a B.S. degree from the United States Military Academy at West Point and an M.B.A. degree from Harvard Business School. Mr. Malek is 60 years old.

     GEORGE W. MCKINNEY, III, PH.D. has been a director of the Company since 1992 and has more than 25 years of experience in industry and new ventures. Since 1990, Dr. McKinney has been Managing Director and co-founder of Beacon Venture Management Corporation, a venture capital firm based in Waltham, Massachusetts. Prior to his association with Beacon, he was Managing Partner and Chief Operating Officer for American Research and Development, a Boston-based venture capital firm. Dr. McKinney is currently President and Chief Executive Officer for Gel Sciences, Inc. and its affiliate, GelMed, Inc., companies involved in development of polymer gel technology. He previously held various senior management positions with Corning, Inc. He is a director of American Superconductor Corporation, Gel Sciences, Inc., GelMed, Inc., and Sensiv, Inc. Dr. McKinney received a B.S. degree from MIT and a Ph.D. degree from the Stanford University School of Business. Dr. McKinney is 53 years old.


     JAMES M. SULLIVAN has been a director of the Company since 1992. Since 1986, he has held several positions with Marriott International, Inc. (and its predecessor, Marriott Corp.), including Vice President of Mergers and Acquisitions, and his current position of Executive Vice President of Development for the Lodging Group of Marriott. From 1983 to 1986, Mr. Sullivan was Chairman, President and Chief Executive Officer of Tenley Enterprises, Inc., a privately held company operating 105 restaurants. Prior to 1983, he held senior management positions with Marriott Corp., Harrah's Entertainment, Inc., Holiday Inns, Inc., Kentucky Fried Chicken Corp. and Heublein, Inc. He also was employed as a senior auditor with Arthur Andersen & Co. He received a B.S. degree in Accounting from Boston College and an M.B.A. degree from the University of Connecticut. Mr. Sullivan is also a certified public accountant. Mr. Sullivan is 53 years old.

     EDMUND L. ZALINSKI, PH.D. has been a director of the Company since 1992. Since 1938, Dr. Zalinski has been active in a variety of public and privately held companies engaged in insurance, mutual funds, banking, leasing and real estate. From 1973 until he retired in 1992, he was Chairman of the Board of the American Capital Open End Funds, a mutual fund management company. He was a principal organizer and President of the Life Insurance Company of North America and was Chairman and Chief Executive Officer of the Greenfield Real Estate Investment Trust. He currently serves as Chairman of A+ Marketing Services. Dr. Zalinski received a B.A. degree from Cornell University, an M.B.A. degree from Harvard Business School and a Ph.D. degree from New York University. Dr. Zalinski is 81 years old.

INFORMATION CONCERNING MEETINGS AND CERTAIN COMMITTEES

     The Board of Directors held three formal meetings during 1996. The Company has a standing Audit Committee, Compensation Committee and Stock Options Committee of its Board of Directors.

     The Audit Committee consists of Messrs. Goldstein and Sullivan. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent accountants, reviews the results and scope of the audit and other services provided by the Company's independent accountants, and reviews and evaluates the Company's internal accounting control. During 1996, the Audit Committee met once.

     The Compensation Committee consists of Messrs. Bradley and Caruso. The Compensation Committee makes decisions concerning salaries and incentive compensation for employees and consultants of the Company. During 1996, the Compensation Committee met once.

     The Stock Options Committee consists of Messrs. Bradley and Zalinski. The Stock Options Committee makes decisions concerning issuance of stock options to employees and consultants of the Company and also administers the Company's 1992 Stock Option Plan and the Company's 1993 Incentive Stock Option and Non-Qualified Stock Option Plan. During 1996, the Stock Options Committee met once.

     During 1996, all incumbent directors attended in person or by conference telephone at least 75% of the total number meetings of the Board of Directors and committees of the Board on which they served during their incumbency.

COMPENSATION OF DIRECTORS

     The Company has not paid any cash compensation to its directors for their service as directors. The Company pays reasonable travel and out-of-pocket expenses incurred by non-employee directors in connection with attendance at meetings to transact the business of the Company or attendance at meetings of the Board of Directors or any committee thereof. In 1992 Messrs. Bradley, Goldstein, Malek, McKinney, Sullivan and Zalinski were each granted an option to acquire 42,500 shares of Common Stock at an exercise price of $.265 per share which become exercisable with respect to 1.6667% of such shares on the first day of each month following the award date.

              PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

     The firm of Coopers & Lybrand L.L.P. served as the Company's independent accountants for 1996 and has been selected by the Board of Directors to serve in the same capacity for 1997. The stockholders will be asked to ratify this appointment at the meeting. The ratification of independent accountants by the stockholders is not required by law or the Company's By-laws. Traditionally, the Company has submitted this matter to the stockholders and believes that it is good practice to continue to do so. The affirmative vote of holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, at the meeting and entitled to vote is required to ratify the appointment of Coopers & Lybrand L.L.P. If a majority of the votes cast on this matter are not cast in favor of the ratification of Coopers & Lybrand L.L.P., the Company will appoint other independent accountants as soon as practicable and before the close of the 1997 year.

     A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1997.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     The Board of Directors knows of no matters to be presented for action at the meeting other than those set forth in the attached notice and customary procedural matters. However, if any other matters should properly come before the meeting or any adjournments or postponements thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by the rules of the Securities and Exchange Commission, in accordance with the judgment of the persons voting such proxies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of Common Stock and certain other holders of such shares (collectively, 'Covered Persons'), to file with the Securities and Exchange Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Stock and other equity securities of the Company.

     Based solely upon the Company's review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to the Company's knowledge all of the Section 16(a) filing requirements applicable to Covered Persons were complied with through February 1996, except that the following reports were filed late: (1) the report of changes of beneficial ownership on Form 4 for Edmund L. Zalinski, Ph.D, a Director of the Company; and (2) the report of changes of beneficial ownership on Form 5 for Frederick Cahn, Ph.D., the Company's Senior Vice President, Technology. Dr. Zalinski's report on Form 4 involved a single transaction, and Dr. Cahn's report on Form 5 involved two transactions.

EXECUTIVE COMPENSATION

     The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during 1996 (collectively, the 'Named Officers'):

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                 ANNUAL            AWARDS
                                                              COMPENSATION       SECURITIES
                                                           ------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                         YEAR    SALARY     BONUS      OPTIONS      COMPENSATION(1)
--------------------------------------------------  ----   --------   -------   ------------   ---------------
Richard E. Caruso, Ph.D.(2) ......................  1996   $165,000     --          --            $     475
  Chairman, President and                           1995   $ 48,125     --         170,000          --
  Chief Executive Officer                           1994      --        --          --              --
Michael D. Pierschbacher, Ph.D.(3) ...............  1996   $198,000     --          --            $   1,485
  Senior Vice President, Research                   1995   $ 74,520     --         170,000          --
  and Development                                   1994      --        --          --              --
Andre P. Decarie .................................  1996   $130,000     --          --              --
  Senior Vice President, Marketing                  1995   $130,200     --          --              --
  and Sales                                         1994   $100,000   $20,000       --              --
John R. Emery(4) .................................  1996   $130,000     --          --              --
  Senior Vice President, Operations                 1995   $103,096     --          --              --

  and Finance                                       1994   $  6,310     --         170,000          --
Robert J. Towarnicki(5) ..........................  1996   $125,096     --          --            $     925
  Executive Vice President, Technology              1995   $136,033     --          --            $   1,019
  and Business Development                          1994   $130,000     --          --            $ 120,559
Frederick Cahn, Ph.D. ............................  1996   $115,000     --          13,000        $     858
  Senior Vice President, Technology                 1995   $ 97,492     --          --            $     862
                                                    1994   $ 90,000     --          --            $     506

------------------

(1) Consists of the Company's matching contributions to the Company's 401(k) Plan, except that the amount listed for Mr. Towarnicki for 1994 also includes $120,000 as forgiveness of indebtedness to the Company.

(2) In September 1995, Dr. Caruso commenced receiving an annual salary of $165,000.

(3) Dr. Pierschbacher's employment with the Company commenced in August 1995.

(4) Mr. Emery's employment with the Company commenced in December 1994. Mr. Emery resigned as an officer of the Company in March 1997.

(5) Mr. Towarnicki resigned as a Director and an officer of the Company in October 1996.

     The following tables set forth certain information concerning stock options granted to the Named Officers during the fiscal year ended December 31, 1996 and the unexercised options held by them at December 31, 1996:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    INDIVIDUAL GRANTS
                                                                 --------------------------------------------------------
                                                                 NUMBER OF       % OF TOTAL
                                                                 SECURITIES        OPTIONS
                                                                 UNDERLYING      GRANTED TO       EXERCISE
                                                                  OPTIONS       EMPLOYEES IN        PRICE      EXPIRATION
NAME                                                              GRANTED      FISCAL YEAR (1)    PER SHARE       DATE
--------------------------------------------------------------   ----------    ---------------    ---------    ----------
Richard E. Caruso, Ph.D.......................................           --            --               --            --
Michael D. Pierschbacher, Ph.D................................           --            --               --            --
Andre P. Decarie..............................................           --            --               --            --
John R. Emery.................................................           --            --               --            --
Robert J. Towarnicki..........................................           --            --               --            --
Frederick Cahn, Ph.D..........................................     13,000(2)         6.2%          $  8.00       9/30/01

------------------

(1) The Company granted options to employees to purchase a total of 209,250 shares of Common Stock during 1996.

(2) Such options were granted at a price above fair market value, are nontransferable and vest at the rate of 2% per month commencing with the date of grant.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                         SHARES                            OPTIONS AT                    OPTIONS AT
                                        ACQUIRED                         FISCAL YEAR END             FISCAL YEAR END(2)
                                           ON           VALUE      ---------------------------   ---------------------------
NAME                                    EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Richard E. Caruso, Ph.D..............         --             --       47,600        122,400               --           --
Michael D. Pierschbacher, Ph.D.......         --             --       54,400        115,600               --           --
Andre P. Decarie.....................     32,500      $ 175,900      113,700         23,800               --           --
John R. Emery........................     25,000      $ 100,000       56,439         88,561               --           --
Robert J. Towarnicki.................     40,000      $ 297,800      257,500             --      $ 1,122,700           --
Frederick Cahn, Ph.D.................     16,975      $ 126,379       62,220         39,780      $    51,121      $27,468

------------------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) In-the-money options are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's Common Stock on December 31, 1996 was $4.625 per share.

EMPLOYMENT AGREEMENTS

     Mr. Emery entered into a three-year employment agreement with the Company on December 7, 1994 which provides for an initial annual base salary of $92,000, with medical and health benefits. Pursuant to the agreement, the Company issued to Mr. Emery options to purchase 170,000 shares of Common Stock at an exercise price of $8.00 per share, subject to vesting through December 1999. By the terms of the agreement, such options will expire three months after Mr. Emery is no longer employed by the Company. Mr. Emery resigned as an officer of the Company in March 1997.

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of February 28, 1997 certain information regarding the beneficial ownership of the Common Stock by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock, based upon Company records or Securities and Exchange Commission records; (b) each of the Company's directors; (c) each of the Named Officers; and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                                                                                         NUMBER OF
                                                                                           SHARES
                                                                                        BENEFICIALLY     PERCENT OF
NAME OF BENEFICIAL OWNER                                                                  OWNED(1)         CLASS
------------------------------------------------------------------------------------   --------------    ----------
Richard E. Caruso, Ph.D.  ..........................................................     14,457,811(2)      50.3%
  105 Morgan Lane
  Plainsboro, NJ 08536
Trust Partnership ..................................................................     14,358,411(3)       50.0
  c/o Richard E. Caruso, Ph.D.
  105 Morgan Lane
  Plainsboro, NJ 08536
Frances C. Holtz ...................................................................     14,358,411(4)       50.0
  8111 Marshall Avenue
  Margate, NJ 08402
Union Carbide Corporation ..........................................................        3,150,561        11.0
  39 Old Ridgebury Road
  Danbury, CT 06817
State of Wisconsin Investment Board ................................................        2,617,959         9.1
  121 East Wilson Street
  Madison, WI 53703
Robert J. Towarnicki................................................................        224,420(5)      *
Andre P. Decarie....................................................................        120,500(6)      *
Edmund L. Zalinski, Ph.D............................................................        102,917(7)      *
Frederick Cahn, Ph.D................................................................         87,191(8)      *
Michael D. Pierschbacher, Ph.D......................................................         71,804(9)      *
John R. Emery.......................................................................        63,521(10)      *
William M. Goldstein, Esq...........................................................         31,541(6)      *
Frederick V. Malek..................................................................         29,417(6)      *
George W. McKinney, III, Ph.D.......................................................         29,417(6)      *
James M. Sullivan...................................................................         29,417(6)      *
Keith Bradley, Ph.D.................................................................          7,117(6)      *
All directors and executive officers
  as a group (12 persons)...........................................................    15,175,653(11)      51.7%

------------------

 * Less than one percent (1%).

(1) Shares of Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days upon the exercise of an option are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(2) Includes the 14,358,411 shares of Common Stock held by Trust Partnership, a Pennsylvania general partnership of which Dr. Caruso is a partner and the President (also see footnote 3 below). Also includes 43,200 shares of Common Stock held by Provco Leasing Corporation ('Provco') of which Dr. Caruso is President, and 1,800 shares of Common Stock issuable upon exercise of the vested portion of options held by Provco. Provco is a wholly-owned subsidiary of Cono Industries, a corporation whose stockholders are trusts

                                     (Footnotes to table continued on next page)

(Footnotes to table continued from previous page) whose beneficiaries include Dr. Caruso's children. Also includes 54,400 shares of Common Stock issuable upon exercise of the vested portion of options held by Dr. Caruso.

(3) The partners of Trust Partnership are Pagliacci Trust, Rigoletto Trust, Trust for Jonathan Henry Caruso, Trust for Peter James Caruso (the beneficiaries of all such trusts (the 'Trusts') being Dr. Caruso's children), Dr. Caruso and Provco, each of which may be deemed to beneficially own the shares of Common Stock held by Trust Partnership; however, such partners of Trust Partnership disclaim beneficial ownership of all such shares of Common Stock except to the extent represented by their respective equity and profit participation interests in Trust Partnership.

(4) Frances C. Holtz is a trustee of the Trusts, which collectively have a controlling interest in Trust Partnership. As such, Ms. Holtz may be deemed to beneficially own the shares of Common Stock held by Trust Partnership; however, Ms. Holtz disclaims beneficial ownership of all such shares of Common Stock.

(5) Includes 181,520 shares of Common Stock issuable upon exercise of the vested portion of outstanding options held by Mr. Towarnicki. Mr. Towarnicki resigned as a Director and an officer of the Company in October 1996.

(6) Represents shares of Common Stock issuable upon exercise of the vested portion of options.

(7) Includes 31,250 shares of Common Stock held by the Edmund L. Zalinski Company and 18,070 shares of Common Stock held by Whitehall Court, L.P., a family limited partnership whose beneficiaries include Dr. Zalinski's children. Also includes 4,959 shares of Common Stock issuable upon exercise of the vested portion of outstanding options held by Dr. Zalinski.

(8) Includes 67,140 shares of Common Stock issuable upon exercise of the vested portion of outstanding options held by Dr. Cahn.

(9) Includes 8,856 shares of Common Stock held by a revocable trust of which Dr. Pierschbacher is co-trustee. Also includes 61,200 shares of Common Stock issuable upon exercise of the vested portion of outstanding options held by

    Dr. Pierschbacher.

(10) Represents shares of Common Stock issuable upon exercise of the vested portion of options. Mr. Emery resigned as an officer of the Company in March 1997.

(11) See Notes 2 and 6 through 10 above. Also includes 145,000 shares of Common Stock issuable upon exercise of the vested portion of options held by one executive officer of the Company who is not listed in the table.

CERTAIN TRANSACTIONS

     The Company leases its administrative, manufacturing, research and principal warehouse facility in Plainsboro, New Jersey from Plainsboro Associates, a New Jersey general partnership. Ocirne, Inc., a subsidiary of Cono Industries, owns a 50% interest in Plainsboro Associates. Cono Industries is a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children. The Company paid approximately $185,000 in rent for this facility during 1996.

     Since 1993, the Company has received legal services from the law firm of Drinker Biddle & Reath LLP, of which firm William M. Goldstein, a director of the Company, is a partner.

     The Company believes that each of the transactions described above was entered into on an arm's-length basis in the ordinary course of the Company's business.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission rules and regulations, must be directed to the Secretary of the Company at its offices set forth on page one of this Proxy Statement and must be received by the Company no later than December 10, 1997.

OTHER MATTERS

     A copy of the Company's 1996 Annual Report to Stockholders is being mailed simultaneously herewith to stockholders but is not to be regarded as proxy solicitation material.

     THE COMPANY, UPON REQUEST, WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. ALL REQUESTS SHOULD BE DIRECTED TO JUDY BRENNA, INVESTOR RELATIONS, AT THE OFFICES OF THE COMPANY SET FORTH ON PAGE ONE OF THIS PROXY STATEMENT.


                                   By order of the Board of Directors,

                                   /s/ William M. Goldstein
                                   William M. Goldstein
April 16, 1997                     Secretary

                        INTEGRA LIFESCIENCES CORPORATION
                                105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536

          PROXY--Annual Meeting of Stockholders--Monday, May 19, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard E. Caruso, Ph.D., and William M. Goldstein, Esq., as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of Common Stock of Integra LifeSciences Corporation held of record by the undersigned on March 31, 1997 at the Annual Meeting of Stockholders to be held on Monday, May 19, 1997 or at any adjournment or postponement thereof.

                 (Continued, and to be signed, on Reverse Side)

                                            Please mark        /x/
                                            your votes as
                                            indicated in
                                            this example



                                                                WITHHOLD
                           FOR ALL NOMINEES LISTED              AUTHORITY
                             (EXCEPT AS MARKED TO       TO VOTE FOR ALL NOMINEES
                             THE CONTRARY BELOW)             LISTED AT RIGHT

1. ELECTION OF DIRECTORS.          / /                             / /

NOMINEES:

Keith Bradley, Ph.D.
Richard E. Caruso, Ph.D.
William M. Goldstein, Esq.
Frederic V. Malek
George W. McKinney, III, Ph.D.
James M. Sullivan
Edmund L. Zalinski, Ph.D.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name below.)

-----------------------------------------

2. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the year ending December 31, 1997.

          FOR                    AGAINST                    ABSTAIN

         /  /                     /  /                       /  /

3. In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS; FOR PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




SIGNATURE ________ DATE ________________ SIGNATURE _______ DATE ________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             FOLD AND DETACH HERE